-------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                               January 26, 2001

                    Structured Asset Securities Corporation
          -----------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



         Delaware                       333-68513             74-2440850
  ------------------------              -----------           ----------
State or Other Jurisdiction             (Commission         (I.R.S. Employer
     Of Incorporation)                  File Number)       Identification No.)



     200 Vesey Street
    New York, New York                                           10285
    ------------------                                        ------------
    (Address of Principal                                      (Zip Code)
      Executive Offices)


      Registrant's telephone number, including area code: (212) 526-5594


                                   No Change
             ----------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events(1)
         ------------

     Attached as Exhibit 23 to this Current Report is the consent of PricewaterhouseCoopers LLP to the use of such firm's name under the caption "Experts," and the incorporation by reference of such firm's report dated February 3, 2000 on its audits of the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries, in the Prospectus (as defined herein) relating to Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2001-1, Mortgage Pass-Through Certificates (the "Certificates"). The Certificates are offered pursuant to a prospectus supplement (the "Prospectus Supplement")and a prospectus (together with the Prospectus Supplement, the "Prospectus"), both dated January 26, 2001, which were filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"). The Certificates are registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-35026) (the "Registration Statement").

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

                  23.               Consent of Experts and Counsel


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1      Capitalized terms used but not otherwise defined herein shall have the same meaning ascribed to them in the Prospectus.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     STRUCTURED ASSET SECURITIES
                                       CORPORATION

                                     By: /s/ Ellen V. Kiernan
                                         --------------------------------
                                         Name:   Ellen V. Kiernan
                                         Title:  Vice President

Dated:  January 29, 2001


                                 EXHIBIT INDEX

Exhibit No.                     Description                         Page No.
-----------                     -----------                         --------

23                              Consent of Experts and Counsel          6



                   Exhibit 23 Consent of Experts and Counsel


                                              PricewaterhouseCoopers LLP
                                              1177 Avenue of the Americas
                                              New York, NY 10036
                                              Telephone  (212) 596-8000
                                              Facsimile  (212) 596-8910

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in the Prospectus Supplement of Structured Asset Securities Corporation, relating to Mortgage Pass-Through Certificates, Series 2001-1, of our report dated February 3, 2000, on our audits of the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999. We also consent to the reference to our Firm under the caption "Experts".

                                              /s/ PricewaterhouseCoopers LLP
                                              -------------------------------
                                              PricewaterhouseCoopers LLP



January 26, 2001